UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 23, 2003

                         TeleCommunication Systems, Inc.
               (Exact Name of Registrant as Specified in Charter)

           Maryland                      0-30821                 52-1526369
(State or Other Jurisdiction         (Commission File          (IRS Employer
      of Incorporation)                  Number)             Identification No.)

                   275 West Street, Annapolis, Maryland 21401
               (Address of Principal Executive Offices) (ZIP Code)

        Registrant's telephone number, including area code (410) 263-7616


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Item 7. Financial Statements and Exhibits.

      (c)   Exhibits

      Exhibit     Description
      -------     -----------

       99.1       Press Release issued October 23, 2003

Item 9. Regulation FD Disclosure (Item 12, Disclosure of Results of Operations and Financial Condition).

      The following information is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition":

      On October 23, 2003, TeleCommunication Systems, Inc. (the "Company") announced its financial results for the quarter ended September 30, 2003 and other information. The full text of the press release is set forth in Exhibit
99.1 hereto. The information in this report, including the exhibit hereto, is deemed not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. Further, pursuant to the interim guidance of the Securities and Exchange Commission in Release No. 33-8216, the Company is including this
Item 12 information under Item 9 because Item 12 has not yet been added to the EDGAR system.

                         [Signature on following page.]

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TeleCommunication Systems, Inc.

                                          /s/ Thomas M. Brandt, Jr.
                                          --------------------------------------
                                          Name:  Thomas M. Brandt, Jr.
                                          Title: Senior Vice President and Chief
                                                 Financial Officer

Date:  October 23, 2003

                                  EXHIBIT INDEX

Exhibit     Description
-------     -----------

99.1        Press Release issued October 23, 2003